UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                            June 11, 2025 (June 10, 2025)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

                   New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 5 - Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 10, 2025, the Company held its Annual Meeting of Stockholders for 2025 (the “Annual Meeting”). There were 49,338,204 shares of the Company’s Common Stock outstanding on the record date for the Annual Meeting that were entitled to vote at such meeting, of which 41,611,573 shares were represented at the meeting by holders present in person or by proxy (constituting 84.33% of the shares outstanding and entitled to vote).

At the Annual Meeting, stockholders (1) elected nine directors; (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2025; (3) approved, in an advisory vote, the compensation of the Company’s named executive officers (“NEOs”) for 2024 as described in the Compensation Discussion and Analysis (“CD&A”) section and in the accompanying compensation tables and narrative in the Company’s proxy statement in respect of the Annual Meeting (the “Proxy Statement”); and (4) approved the Company’s 2025 Management Incentive Compensation Plan. A replay of the Annual Meeting is available at www.virtualshareholdermeeting.com/INSW2025, and can also be accessed via the Company’s website.

All of the nominees for director were duly elected to serve, subject to the Company’s by-laws, as directors of the Company until the next annual meeting and until election and qualification of their successors. The tabulation of the votes cast for each nominee for director was as follows:

NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE

Darron M. Anderson	37,382,257	533,660
Timothy J. Bernlohr	37,308,799	607,118
Ian T. Blackley	37,508,497	407,420
A. Kate Blankenship	37,387,256	528,661
Randee E. Day	37,403,256	512,661
David I. Greenberg	37,393,966	521,951
Kristian K. Johansen	35,933,751	1,982,166
Craig H. Stevenson, Jr.	37,710,975	204,942
Lois K. Zabrocky	37,680,880	235,037

Re-election required that the nominee receive a majority of the votes cast for his or her election. There were 3,695,656 broker non-votes in respect of the election of directors.

The resolution to ratify the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for 2025 was ratified by a vote of 41,200,968 shares of Common Stock in favor and 390,142 shares of Common Stock against. In addition, 20,463 shares of Common Stock abstained. There were no broker non-votes of Common Stock in respect of the ratification of the appointment of EY.

The resolution to approve, in an advisory vote, the compensation of the NEOs for 2024 as described in the CD&A section and in the accompanying compensation tables and narrative in the Proxy Statement was approved by a vote of 36,887,312 shares of Common Stock in favor, 967,995 shares of Common Stock against and 60,610 shares of Common Stock abstained. There were 3,695,656broker non-votes in respect of the advisory vote relating to NEO compensation.

The resolution to approve the Company’s 2025 Management Incentive Compensation Plan was approved by a vote of 35,307,709 shares of Company Stock in favor, 2,548,090 shares of Common Stock against and 60,118 shares of Common Stock abstained. There were 3,695,656 broker non-votes in respect of this resolution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: June 11, 2025	By:		/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel